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EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 9, 2004, relating to the financial statements of Expanets, Inc., which appears in Avaya Inc.'s Current Report on Form 8-K/A dated November 25, 2003.

/s/PricewaterhouseCoopers LLP
Florham Park, New Jersey
May 24, 2004

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM